UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------



                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/08
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                      [LOGO] MASSMUTUAL CORPORATE INVESTORS

                               2008 ANNUAL REPORT

MASSMUTUAL CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MCI
Listed
 NYSE

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Corporate Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http:// www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www. sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http:// www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

--------------------------------------------------------------------------------
                         MassMutual Corporate Investors

MASSMUTUAL CORPORATE INVESTORS
--------------------------------------------------------------------------------
MassMutual Corporation Investors is a closed-end investment company, first offered to the public over 35 years ago, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY
--------------------------------------------------------------------------------
MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 24, 2009 at 1:30 P.M. in Springfield, Massachusetts.

--------------------------------------------------------------------------------
                         MassMutual Corporate Investors                        1

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                            [BAR CHART APPEARS HERE]

MASSMUTUAL CORPORATE                7.53    7.28    5.91    4.80   22.61   22.76   20.04   18.06    8.72  -10.34
INVESTORS (BASED ON CHANGE
IN THE NET ASSET VALUE WITH
REINVESTED DIVIDENDS)

RUSSELL 2000 INDEX                 21.26   -3.03    2.49  -20.48   47.25   18.33    4.55   18.37   -1.57  -33.79

BARCLAYS CAPITAL U.S.               2.39   -5.86    5.28   -1.41   28.97   11.13    2.74   11.85    1.87  -26.16
CORPORATE HIGH YIELD INDEX

                                    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008

* Data for MassMutual Corporate Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 12/31/08*

                            [PIE CHART APPEARS HERE]

            Private / 144A                     Public High
            High Yield Debt                    Yield Debt
            64.6%                              15.7%

            Private / Restricted               Public Equity
            Equity                             1.1%
            14.9%

            Cash & Short Term
            Investments
            3.7%

*Based on value of total investments (including cash)

--------------------------------------------------------------------------------
2                        MassMutual Corporate Investors

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2008.

THE TRUST'S 2008 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2008 was negative 10.34%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $208,143,519, or $22.33 per share, as of December 31, 2008. This compares to $251,163,022, or $27.19 per share, as of December 31, 2007. The Trust paid a quarterly dividend of 54 cents per share for each of the four quarters of 2008. Including the fourth quarter dividend paid in January 2009, total dividends for the year were $2.16 per share.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Small Cap Equity Index for the 1, 3, 5 and 10 years ended December 31, 2008 are provided for comparison.

                                      Barclays Capital U.S.          Russell
                   The Trust       Corporate High Yield Index      2000 Index
--------------------------------------------------------------------------------
1 Year             -10.34%                 -26.16%                  -33.79%
--------------------------------------------------------------------------------
3 Year               4.79%                  -5.59%                   -8.29%
--------------------------------------------------------------------------------
5 Year              11.14%                  -0.80%                   -0.93%
--------------------------------------------------------------------------------
10 Year             10.29%                   2.17%                    3.02%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

The year 2008 was a challenging one at all levels. The U.S. economy declined into a recession and most asset classes performed below expectations. The mortgage and credit market crisis that began in mid-2007 expanded into a widespread economic recession that reached beyond the U.S. into every corner of the world. As credit markets weakened, businesses that relied on borrowing, including a number of well known financial firms, could not get the funds they needed and either closed or were acquired by others. Governments around the globe pumped capital into various institutions to try to improve the situation, but this had limited success. A crisis in investor confidence led to a flight to quality. This resulted in U.S. Treasury bills and bonds at record low yields.

As 2008 came to an end, significant concerns existed about the U.S. economy. How far will the downturn extend? When will the downturn end? What events will lead to a recovery? The unemployment rate was 7.2 percent in December and is expected to rise in 2009, according to the U.S. Department of Labor. Inflation spiked to
5.4 percent in August, but then plummeted to just 0.1 percent by year-end. The value of the dollar versus several other currencies rebounded in 2008 after dropping precipitously in 2007. Corporate credit defaults around the globe rose after five straight years of decline, according to Moody's Investors Service. Moody's global issuer-weighted speculative-grade default rate finished the year at 4 percent, up from 0.9 percent in 2007. Moody's expects the default rate to jump in 2009 to more than 15 percent in the U.S., well beyond its historical average of 5 percent.

PORTFOLIO ACTIVITY

The Trust's investment activity during 2008 was very lumpy. During the first quarter of the year, the mezzanine and private equity markets in which the Trust participates continued to be affected by the credit dislocation that began in 2007. Less credit was available to fund transactions than had previously been available, so new investment activity was very slow. Credit became more readily available during the second and third quarters of 2008. As a result, new investment activity and


--------------------------------------------------------------------------------
                         MassMutual Corporate Investors                        3
portfolio company sale activity increased during both quarters. Equally as important, the trend towards more conservative capital structures that began toward the end of 2007 continued into 2008. New investments were structured with lower leverage than had generally been the case during the last several years. At the same time, pricing on these investments was also more favorable than it has been for several years. As the third quarter ended, however, the turmoil in the financial markets once again impacted middle market leveraged buyout activity. Senior debt financing became increasingly scarce and significantly more expensive as a number of senior debt providers withdrew from the market. Investment activity in the fourth quarter slowed dramatically as a result, and the slowdown has continued into 2009.

Overall, the Trust closed 23 new private placement transactions during 2008 and added to nine existing private placement investments. Total private placement purchases in 2008 were $52,612,864.







Left to right:

Clifford M. Noreen
PRESIDENT

Roger W. Crandall
CHAIRMAN

[PHOTO OF PRESIDENT AND CHAIRMAN]


--------------------------------------------------------------------------------
4                        MassMutual Corporate Investors

New private placement investments completed during 2008 were: ASAP Industries LLC; AWX Holdings Corporation; All Current Holding Company; CDNT, Inc.; Clough, Harbour and Associates; Coeur, Inc.; Crane Rental Corporation; ESP Holdco, Inc.; FCX Holdings Corporation; GQ Holdings LLC; Hospitality Mints Holding Company; KPI Holdings, Inc.; MVI Holding, Inc.; MedSystems Holdings LLC; MEGTEC Holdings, Inc.; Milwaukee Gear Company; Power Services Holding Company; REI Delaware Holding, Inc.; Specialty Commodities, Inc.; Synteract Holdings Corporation; THI Acquisition, Inc.; UMA Enterprises, Inc.; and Xaloy Superior Holdings, Inc.

In addition, the Trust added to existing private placement investments in American Hospice Management Holding LLC; Fuel Systems Holding Corporation; Morton Industrial Group, Inc.; Navis Global; NetShape Technologies, Inc.; Power Services Holding Company; Smart Source Holdings LLC; Tangent Rail Corporation and Truck Bodies & Equipment International.

Left to right:

Richard E. Spencer, II
Vice President

Michael P. Hermsen
Vice President

Jill A. Fields
Vice President

Patricia J. Walsh
Vice President,
Secretary & Chief
Legal Officer

Michael L. Klofas                            [PHOTO OF OFFICERS]
Vice President

James M. Roy
Vice President
& Chief Financial
Officer

--------------------------------------------------------------------------------
                         MassMutual Corporate Investors                        5

OUTLOOK FOR 2009
--------------------------------------------------------------------------------
The year 2009 opened with a new U.S. President and with the worldwide economy and financial markets still in a state of uncertainty. The recession has businesses and consumers in a self-perpetuating negative cycle. Nervous consumers and companies cut back spending, which puts pressure on company earnings, often necessitating businesses to lay off staff, further fanning fear. Governments continue to look at capital injections to help start a recovery, but banks are hesitant to lend, despite the fact that they are able to borrow from the Federal Reserve at interest rates near zero. How long will it take before the world's economies return to a healthier state? As always, no one can predict the future with any degree of certainty.

The current recessionary economic conditions have adversely affected the financial performance of many of the Trust's portfolio companies. In addition, middle market leveraged buyout activity, which drives new investment and portfolio company sale activity for the Trust, remains very slow. This will continue until senior debt financing becomes more widely available. As a result, we expect 2009 to be another challenging year, and one during which we will spend significant efforts on managing the Trust's existing portfolio of companies.

Regardless of the economic environment the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contributes to the Trust's being well positioned to meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Clifford M. Noreen
Clifford M. Noreen,
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

--------------------------------------------------------------------------------
2008            Record    Net Investment    Short-Term     Tax     Long-Term
Dividends        Date         Income           Gains      Effect     Gains
--------------------------------------------------------------------------------
Regular        5/5/2008       0.5400            --                     --
               8/1/2008       0.5400            --                     --
             10/31/2008       0.5400            --                     --
             12/31/2008       0.5400            --                     --
--------------------------------------------------------------------------------
                             $2.1600          $ --       $2.1600     $ --
================================================================================
The Trust did not have distributable net long-term capital gains in 2008.

                      Qualified for Dividend                                     Interest Earned on
Annual Dividend         Received Deduction*         Qualified Dividends**      U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share   Percent   Amount Per Share   Percent   Amount Per Share
---------------------------------------------------------------------------------------------------------
    $2.16           6.4459%       0.1389         6.6790%       0.1439           0%          0.0000
=========================================================================================================

*  Not available to individual shareholders
** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2008

--------------------------------------------------------------------------------
6                        MassMutual Corporate Investors

FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities                               8

Consolidated Statement of Operations                                           9

Consolidated Statement of Cash Flows                                          10

Consolidated Statements of Changes in Net Assets                              11

Consolidated Financial Highlights                                             12

Consolidated Schedule of Investments                                       13-35

Notes to Consolidated Financial Statements                                 36-41

Report of Independent Registered Public Accounting Firm                       42

Interested Trustees                                                        43-44

Independent Trustees                                                       45-47

Officers of the Trust                                                         48




--------------------------------------------------------------------------------
                         MassMutual Corporate Investors                        7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
  (Cost - $213,841,105)                                          $  191,135,415
Corporate public securities at market value
  (Cost - $60,920,630)                                               40,422,532
Short-term securities at amortized cost                               6,233,266
                                                                 --------------
                                                                    237,791,213
                                                                 --------------

Cash                                                                  2,636,512
Interest and dividends receivable                                     3,447,493
Receivable for investments sold                                         185,417
Prepaid taxes                                                           250,000
                                                                 --------------
  TOTAL ASSETS                                                      244,310,635
                                                                 --------------

LIABILITIES:
Dividend payable                                                      5,032,535
Payable for investments purchased                                         3,578
Investment advisory fee payable                                         650,448
Note payable                                                         30,000,000
Interest payable                                                        202,105
Accrued expenses                                                        173,096
Accrued taxes payable                                                    16,000
Other payables                                                           89,354
                                                                 --------------
  TOTAL LIABILITIES                                                  36,167,116
                                                                 --------------
  TOTAL NET ASSETS                                               $  208,143,519
                                                                 ==============

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited
  number authorized                                              $    9,319,509
Additional paid-in capital                                          112,902,899
Retained net realized gain on investments, prior years              127,688,004
Undistributed net investment income                                   3,174,832
Accumulated net realized loss on investments                         (1,737,937)
Net unrealized depreciation of investments                          (43,203,788)
                                                                 --------------
  TOTAL NET ASSETS                                               $  208,143,519
                                                                 ==============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,319,509
                                                                 --------------
NET ASSET VALUE PER SHARE                                        $        22.33
                                                                 ==============

See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
8                        MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2008


INVESTMENT INCOME:
Interest                                                         $   25,240,896
Dividends                                                             1,294,265
Other                                                                    88,292
                                                                 --------------
  TOTAL INVESTMENT INCOME                                            26,623,453
                                                                 --------------

EXPENSES:
Investment advisory fees                                              2,943,631
Interest                                                              1,599,574
Trustees' fees and expenses                                             213,400
Professional fees                                                       166,900
Reports to shareholders                                                 132,500
Custodian fees                                                           30,000
Transfer agent/registrar's expenses                                      26,000
Other                                                                    39,154
                                                                 --------------
  TOTAL EXPENSES                                                      5,151,159
                                                                 --------------
INVESTMENT INCOME - NET                                              21,472,294
                                                                 --------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments before taxes                        (2,584,195)
Income tax benefit                                                      124,775
                                                                 --------------
NET REALIZED LOSS ON INVESTMENTS AFTER TAXES                         (2,459,420)
                                                                 --------------
NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS                (44,140,369)
                                                                 --------------
NET LOSS ON INVESTMENTS                                             (46,599,789)
                                                                 --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (25,127,495)
                                                                 ==============






See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
                         MassMutual Corporate Investors                        9

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2008


NET INCREASE IN CASH:
Cash flows from operating activities:
  Purchases/Proceeds/Maturities from short-term portfolio
    securities, net                                              $   13,836,396
  Purchases of portfolio securities                                 (93,704,805)
  Proceeds from disposition of portfolio securities                  81,680,294
  Interest, dividends and other received                             28,408,656
  Interest expense paid                                              (1,609,026)
  Operating expenses paid                                            (3,581,173)
  Income taxes paid                                                  (1,242,326)
                                                                 --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                          23,788,016
                                                                 --------------

Cash flows from financing activities:
  Cash dividends paid from net investment income                    (24,006,823)
  Receipts for shares issued on reinvestment of dividends             2,186,860
                                                                 --------------
  NET CASH USED FOR FINANCING ACTIVITIES                            (21,819,963)
                                                                 --------------

NET INCREASE IN CASH                                                  1,968,053
Cash - beginning of year                                                668,459
                                                                 --------------
CASH - END OF YEAR                                               $    2,636,512
                                                                 --------------

RECONCILIATION OF NET DECREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (25,127,495)
                                                                 --------------
  Decrease in investments                                            46,360,020
  Decrease in interest and dividends receivable                       2,607,682
  Decrease in receivable for investments sold                         1,350,368
  Increase in prepaid taxes                                            (250,000)
  Increase in payable for investments purchased                           3,578
  Decrease in investment advisory fee payable                          (134,436)
  Decrease in interest payable                                           (9,452)
  Increase in accrued expenses                                           17,228
  Decrease in accrued taxes payable                                  (1,117,101)
  Increase in other payables                                             87,624
                                                                 --------------
  TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                    48,915,511
                                                                 --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                      $   23,788,016
                                                                 ==============





See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
10                       MassMutual Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2008 and 2007


                                                                       2008              2007
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income - net                                         $   21,472,294    $   23,586,915
  Net realized (loss) gain on investments                             (2,459,420)        1,411,465
  Net change in unrealized depreciation of investments               (44,140,369)       (4,596,952)
                                                                  --------------    --------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      (25,127,495)       20,401,428
                                                                  --------------    --------------

Increase from common shares issued on reinvestment of dividends
  Common shares issued (2008 - 81,890; 2007 - 87,700)                  2,186,860         2,751,359

Dividends to shareholders from:
  Net investment income (2008 - $2.16 per share;
  2007 - $2.57 per share)                                            (20,078,868)      (23,679,411)
                                                                  --------------    --------------
TOTAL DECREASE IN NET ASSETS                                         (43,019,503)         (526,624)
                                                                  --------------    --------------

NET ASSETS, BEGINNING OF YEAR                                        251,163,022       251,689,646
                                                                  --------------    --------------

NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $3,174,832 AND $1,765,219 RESPECTIVELY)                 $  208,143,519    $  251,163,022
                                                                  ==============    ==============





See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
                         MassMutual Corporate Investors                       11

CONSOLIDATED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

                                                        For the years ended December 31,
                                              2008        2007        2006        2005        2004
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    27.19  $    27.51  $    26.06  $    24.34  $    21.84
                                           ----------  ----------  ----------  ----------  ----------
Net investment income (a)                        2.31        2.56        2.27        2.03        2.00
Net realized and unrealized
  gain (loss) on investments                    (5.02)      (0.35)       1.62        1.96(b)     2.64
                                           ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                (2.71)       2.21        3.89        3.99        4.64
                                           ----------  ----------  ----------  ----------  ----------
Dividends from net investment
  income to common shareholders                 (2.16)      (2.57)      (2.47)      (2.11)      (2.16)
Dividends from net realized gain
  on investments to common shareholders            --          --       (0.01)      (0.18)         --
Increase from dividends reinvested               0.01        0.04        0.04        0.02        0.02
                                           ----------  ----------  ----------  ----------  ----------
TOTAL DIVIDENDS                                 (2.15)      (2.53)      (2.44)      (2.27)      (2.14)
                                           ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE: END OF YEAR               $    22.33  $    27.19  $    27.51  $    26.06  $    24.34
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE MARKET VALUE: END OF YEAR        $    19.25  $    30.20  $    34.89  $    30.05  $    28.50
                                           ==========  ==========  ==========  ==========  ==========

Total investment return
  Net asset value (c)                         (10.34%)      8.72%      18.06%      20.04%      22.76%
  Market value                                (30.44%)     (8.78%)     29.04%      16.95%      36.10%
Net assets (in millions): End of year      $   208.14  $   251.16  $   251.69  $   236.28  $   218.51
Ratio of operating expenses to average
  net assets                                    1.49%       1.55%       1.43%       1.78%       1.93%
Ratio of interest expense to average
  net assets                                    0.67%       0.59%       0.60%       0.73%       0.77%
Ratio of income tax expense to average
  net assets (d)                                0.00%       0.35%       2.46%       2.84%       0.69%
Ratio of total expenses before custodian
  reduction to average net assets (d)           2.16%       2.49%       4.53%       5.36%       3.39%
Ratio of net expenses after custodian
  reduction to average net assets (d)           2.16%       2.49%       4.49%       5.35%       3.39%
Ratio of net investment income to average
  net assets                                    9.01%       9.17%       8.19%       7.98%       8.68%
Portfolio turnover                                32%         44%         35%         35%         53%


(a) Calculated using average shares.
(b) Amount includes $0.19 per share in litigation proceeds.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations.
    The taxes paid are treated as deemed distributions and a credit for the taxes paid are passed on to the shareholders.

Senior borrowings:
  Total principal amount (in millions)       $       30  $       30  $       20  $       20  $       29
  Asset coverage per $1,000 of indebtedness  $    7,938  $    9,372  $   13,584  $   12,814  $    8,535

See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
12                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 91.83%:(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 87.82%
A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   2,404,929   11/21/07   $   2,354,304   $   2,274,518
Limited Partnership Interest (B)                                           23.16% int.   11/21/07         224,795         217,161
                                                                                                    -------------   -------------
                                                                                                        2,579,099       2,491,679
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $   1,134,594   12/31/08         985,537       1,173,363
Limited Liability Company Unit Class A-2 (B)                                1,276 uts.   12/31/08         140,406         133,386
Limited Liability Company Unit Class A-3 (B)                                1,149 uts.   12/31/08         126,365              11
                                                                                                    -------------   -------------
                                                                                                        1,252,308       1,306,760
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   2,125,000   04/08/04       2,125,000       2,125,000
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                        13 shs.   11/16/07            --            20,271
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        2,323 shs.   04/08/04            --         1,035,536
                                                                                                    -------------   -------------
                                                                                                        2,125,000       3,180,807
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in Indiana.
10.5% Senior Secured Term Note due 2014                                  $     735,000   05/15/08         720,300         706,172
13% Senior Subordinated Note due 2015                                    $     735,000   05/15/08         661,374         696,761
Common Stock (B)                                                          105,000 shs.   05/15/08         105,000          99,750
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       36,923 shs.   05/15/08          62,395             369
                                                                                                    -------------   -------------
                                                                                                        1,549,069       1,503,052
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   2,102,587   12/27/07       2,059,849       2,053,571
Preferred Stock (B)                                                         1,031 shs.   12/27/07         510,000         517,501
                                                                                                    -------------   -------------
                                                                                                        2,569,849       2,571,072
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $   1,627,500   03/09/07       1,603,088       1,587,648
14% Senior Subordinated Note due 2015                                    $   1,260,000   03/09/07       1,140,120       1,221,182
Common Stock (B)                                                          262,500 shs.   03/09/07         262,500         435,822
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       66,116 shs.   03/09/07         111,527         109,771
                                                                                                    -------------   -------------
                                                                                                        3,117,235       3,354,423
                                                                                                    -------------   -------------

                         MassMutual Corporate Investors                       13

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $   1,140,317   09/26/08   $   1,037,101   $   1,086,252
Common Stock (B)                                                            1,347 shs.   09/26/08         134,683         127,965
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          958 shs.   09/26/08          87,993              10
                                                                                                    -------------   -------------
                                                                                                        1,259,777       1,214,227
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   3,187,495          *       3,033,665       3,211,067
Preferred Class A Unit (B)                                                  3,223 uts.         **         322,300         257,840
Preferred Class B Unit (B)                                                  1,526 uts.   06/09/08         152,626         152,626
Common Class B Unit (B)                                                    30,420 uts.   01/22/04               1            --
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1            --
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      3,508,593       3,621,533
                                                                                                    -------------   -------------

ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $   1,627,660   05/18/05       1,560,657       1,499,691
Common Stock (B)                                                              497 shs.   05/18/05         497,340          35,980
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128           9,432
                                                                                                    -------------   -------------
                                                                                                        2,170,125       1,545,103
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06       2,163,017       2,119,052
Preferred Stock Class A (B)                                                   879 shs.   06/30/06         268,121         139,554
Common Stock (B)                                                                 1 sh.   06/30/06             286            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          309 shs.   06/30/06          92,102          49,046
                                                                                                    -------------   -------------
                                                                                                        2,523,526       2,307,652
                                                                                                    -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     750,872   08/07/08         735,855         726,756
12.5% Senior Subordinated Note due 2015                                  $     750,872   08/07/08         680,397         716,238
Common Stock (B)                                                           73,256 shs.   08/07/08          73,256          69,593
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       57,600 shs.   08/07/08          57,689             576
                                                                                                    -------------   -------------
                                                                                                        1,547,197       1,513,163
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                          1,881 uts.   04/29/00           8,395            --
Common Membership Interests (B)                                            24,318 uts.   04/29/00         108,983            --
                                                                                                    -------------   -------------
                                                                                                          117,378            --
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *             503         279,466
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.

14                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   2,400,000   12/02/08   $   2,225,100   $   2,401,099
Preferred Stock (B)                                                           277 shs.   12/02/08         276,900         263,055
                                                                                                    -------------   -------------
                                                                                                        2,502,000       2,664,154
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $   1,214,286   10/10/08       1,098,929       1,172,468
Common Stock (B)                                                              607 shs.   10/10/08          60,714          57,678
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          934 shs.   10/10/08          91,071               9
                                                                                                    -------------   -------------
                                                                                                        1,250,714       1,230,155
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   2,393,954   01/12/07       2,233,202       1,984,601
Limited Liability Company Unit Class A (B)                                156,046 uts.   01/12/07         156,046          44,718
Limited Liability Company Unit Class C (B)                                112,873 uts.   01/12/07         112,873          32,346
                                                                                                    -------------   -------------
                                                                                                        2,502,121       2,061,665
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                             17,152 shs.   07/05/07         700,392       1,715,247
Preferred Stock Series C (B)                                                8,986 shs.   07/05/07         300,168         808,704
Common Stock (B)                                                              718 shs.   07/05/07               7               7
Limited Partnership Interest (B)                                           12.64% int.          *         189,586            --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05.                                                                                 1,190,153       2,523,958
                                                                                                    -------------   -------------

COREPHARMA LL
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,450,764       2,419,833
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          20 shs.   08/04/05         137,166          89,997
                                                                                                    -------------   -------------
                                                                                                        2,587,930       2,509,830
                                                                                                    -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   2,295,000   08/21/08       2,060,608       2,198,879
Common Stock (B)                                                          255,000 shs.   08/21/08         255,000         242,250
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      136,070 shs.   08/21/08         194,826           1,361
                                                                                                    -------------   -------------
                                                                                                        2,510,434       2,442,490
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,743,484       1,819,998
Limited Partnership Interest (B)                                            1.82% int.   10/30/06         702,174       1,558,017
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        50 shs.   10/30/06          49,830          60,503
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           34 shs.   10/30/06          34,000         166,231
                                                                                                    -------------   -------------
                                                                                                        2,529,488       3,604,749
                                                                                                    -------------   -------------

                         MassMutual Corporate Investors                       15

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./ DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.20% int.   08/27/98   $     734,090   $        --
Preferred Stock (B)                                                         3,278 shs.   12/14/01       2,784,133       1,319,430
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                        13,352 shs.          *         403,427            --
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 3,921,650       1,319,430
                                                                                                    -------------   -------------

DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     540,000   11/01/06         531,900         502,858
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         773,745         776,739
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         138,244
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       56,514 shs.   11/01/06          78,160          43,404
                                                                                                    -------------   -------------
                                                                                                        1,563,805       1,461,245
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            6,906 shs.          *         690,600       1,152,242
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.   10/30/03         186,469         339,297
                                                                                                    -------------   -------------
*10/30/03 and 01/02/04.                                                                                   877,069       1,491,539
                                                                                                    -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   2,263,993   01/08/08       2,223,390       2,102,162
Common Stock (B)                                                              660 shs.   01/08/08         329,990         313,500
                                                                                                    -------------   -------------
                                                                                                        2,553,380       2,415,662
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04          77,208         210,822
                                                                                                    -------------   -------------

ELECTRA BICYCLE COMPANY LLC
A designer and marketer of branded leisure bicycles.
Limited Liability Company Unit Series F                                    64,597 uts.   04/12/07          64,597         185,598
Limited Liability Company Unit Series G                                     4,990 uts.   04/12/07           4,990          14,337
                                                                                                    -------------   -------------
                                                                                                           69,587         199,935
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Common Stock (B)                                                           90,000 shs.   05/06/04               6       1,684,302
                                                                                                    -------------   -------------

F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   2,112,857   10/06/08       2,070,600       2,005,978
Preferred Stock (B)                                                         4,341 shs.   10/06/08         434,074         412,395
Common Stock (B)                                                            3,069 shs.   10/06/08           3,069           2,916
                                                                                                    -------------   -------------
                                                                                                        2,507,743       2,421,289
                                                                                                    -------------   -------------

16                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   2,390,625   06/01/06   $   2,249,367   $   2,151,563
Limited Liability Company Units of
  Linden/FHS Holdings LLC (B)                                                 159 uts.   06/01/06         159,362          80,250
Common Unit Class B (B)                                                     1,386 uts.   06/01/06         122,361            --
                                                                                                    -------------   -------------
                                                                                                        2,531,090       2,231,813
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     918,385   04/13/06         904,609         810,372
14% Senior Subordinated Note due 2014                                    $     555,059   04/13/06         506,106         486,538
Common Stock (B)                                                          109,436 shs.   04/13/06         109,436            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       30,940 shs.   04/13/06          48,433            --
                                                                                                    -------------   -------------
                                                                                                        1,568,584       1,296,910
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential homebuilders and developers in the Raleigh/Durham region of North Carolina.
12% Senior Subordinated Note due 2013                                    $   2,365,217   02/03/06       2,121,304            --
Common Stock (B)                                                              185 shs.   02/03/06         184,783            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          254 shs.   02/03/06         208,435            --
                                                                                                    -------------   -------------
                                                                                                        2,514,522            --
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014 (D)                                $   2,337,500   01/31/06       2,171,538         584,375
Preferred Stock (B)                                                        31,718 shs.   06/12/08          31,718            --
Common Stock (B)                                                          212,500 shs.   01/31/06         212,500            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      138,408 shs.   01/31/06         119,213            --
                                                                                                    -------------   -------------
                                                                                                        2,534,969         584,375
                                                                                                    -------------   -------------
GOLDEN COUNTRY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
12% Senior Subordinated Note due 2015                                    $   1,912,500   11/01/07       1,727,592       1,530,000
8% Series A Convertible Preferred Stock, convertible into
  4.25% of the fully dilluted common shares (B)                           146,658 shs.   11/01/07         146,658            --
                                                                                                    -------------   -------------
                                                                                                        1,874,250       1,530,000
                                                                                                    -------------   -------------
GQ HOLDINGS LLC
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
15% Senior Subordinated Note due 2015                                    $   2,316,895   06/27/08       2,270,014       2,086,715
Common Stock (B)                                                            7,304 shs.   06/27/08         250,923         200,739
                                                                                                    -------------   -------------
                                                                                                        2,520,937       2,287,454
                                                                                                    -------------   -------------

                         MassMutual Corporate Investors                       17

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013 (D)                                $   2,210,000   02/10/06   $   2,048,925   $        --
Preferred Stock (B)                                                            40 shs.          *          40,476            --
Common Stock (B)                                                              340 shs.   02/10/06         340,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          126 shs.   02/10/06         116,875            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08                                                                                 2,546,276            --
                                                                                                    -------------   -------------

HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.    7/21/94         367,440            --
                                                                                                    -------------   -------------

HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *       1,914,272       1,943,618
Common Stock (B)                                                               63 shs.          *          62,742          51,123
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          200 shs.          *         199,501         162,562
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.                                                                                 2,176,515       2,157,303
                                                                                                    -------------   -------------

HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   2,075,581   08/19/08       1,920,297       1,969,332
Common Stock (B)                                                              474 shs.   08/19/08         474,419         450,699
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          123 shs.   08/19/08         113,773               1
                                                                                                    -------------   -------------
                                                                                                        2,508,489       2,420,032
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               69 shs.   02/27/07           2,077         100,939
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           20 shs.   02/27/07             612          29,729
                                                                                                    -------------   -------------
                                                                                                            2,689         130,668
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Subordinated Note due on demand                               $      43,943   03/01/04               1            --
Common Stock (B)                                                              228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                          262,201            --
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     963,687   08/04/00         928,273         927,293
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.   08/03/00         886,302          97,294
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412          19,539
                                                                                                    -------------   -------------
                                                                                                        1,929,987       1,044,126
                                                                                                    -------------   -------------

18                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
JUSTRITE MANUFACTURING AQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04   $   1,536,598   $   1,562,410
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109         258,503
                                                                                                    -------------   -------------
                                                                                                        1,637,707       1,820,913
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   2,386,297   10/15/07       2,338,611       2,286,324
Common Stock (B)                                                          220,673 shs.   10/15/07         220,673         228,058
                                                                                                    -------------   -------------
                                                                                                        2,559,284       2,514,382
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   2,511,688   05/25/06       2,410,052       2,398,738
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210         112,876
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       82,357 shs.   05/25/06          71,534          69,266
                                                                                                    -------------   -------------
                                                                                                        2,615,796       2,580,880
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014                                    $   2,106,522   07/16/08       1,968,368       2,004,269
Common Stock (B)                                                              443 shs.   07/15/08         443,478         421,306
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           96 shs.   07/16/08          96,024               1
                                                                                                    -------------   -------------
                                                                                                        2,507,870       2,425,576
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12.75% Senior Subordinated Note due 2014                                 $   2,322,346   03/14/07       2,141,830       1,992,000
Common Stock (B)                                                              232 shs.   03/13/07         232,000          90,009
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                          167 shs.   03/14/07         162,260          64,791
                                                                                                    -------------   -------------
                                                                                                        2,536,090       2,146,800
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   2,231,113   12/20/07       2,189,914       2,127,248
Preferred Stock (B)                                                       363,260 shs.   12/20/07         363,260         386,427
Common Stock (B)                                                          102,616 shs.   12/20/07           1,026         149,535
                                                                                                    -------------   -------------
                                                                                                        2,554,200       2,663,210
                                                                                                    -------------   -------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil & gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $   1,217,929   09/12/08       1,127,857       1,148,110
Common Stock (B)                                                               61 shs.   09/12/08          60,714          57,675
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           66 shs.   09/12/08          65,571               1
                                                                                                    -------------   -------------
                                                                                                        1,254,142       1,205,786
                                                                                                    -------------   -------------


                         MassMutual Corporate Investors                       19

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     975,000   05/04/07   $     912,469   $     936,586
Limited Liability Company Unit (B)                                         24,109 uts.          *         314,464         419,617
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        3,375 shs.   05/04/07          43,031          58,742
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.                                                                                1,269,964       1,414,945
                                                                                                    -------------   -------------

MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
8.26% Senior Secured Tranche A Note due 2010 (C)                         $     364,721   09/03/04         364,721         360,567
12% Senior Secured Tranche B Note due 2011                               $     313,433   09/03/04         293,117         291,421
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          18,229
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.   09/03/04          39,473          13,171
                                                                                                    -------------   -------------
                                                                                                          756,080         683,388
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products,such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $   1,149,202   08/29/08       1,009,344       1,098,539
Preferred Unit (B)                                                            126 uts.   08/29/08         125,519         119,244
Common Unit Class A (B)                                                     1,268 uts.   08/29/08           1,268           1,205
Common Unit Class B (B)                                                       472 uts.   08/29/08         120,064               5
                                                                                                    -------------   -------------
                                                                                                        1,256,195       1,218,993
                                                                                                    -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   2,161,017   09/24/08       1,981,274       2,046,581
Preferred Stock (B)                                                           107 shs.   09/24/08         103,255               1
Limited Partnership Interest (B)                                          388,983 int.   09/16/08         388,983         369,534
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/24/08          33,268            --
                                                                                                    -------------   -------------
                                                                                                        2,506,780       2,416,116
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   2,685,614          *       2,558,691       2,599,737
Common Stock (B)                                                              450 shs.          *         450,000         805,943
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          164 shs.          *         162,974         293,686
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.                                                                                3,171,665       3,699,366
                                                                                                    -------------   -------------

MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   2,353,846   07/21/08       2,215,299       2,272,781
Preferred Stock (B)                                                           263 shs.   07/21/08         261,830         248,732
Common Stock (B)                                                               18 shs.   07/21/08          20,000          19,000
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           10 shs.   07/21/08          11,285            --
                                                                                                    -------------   -------------
                                                                                                        2,508,414       2,540,513
                                                                                                    -------------   -------------

20                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           21.23% int.   08/04/06   $     106,153   $     252,813
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                        1,107 shs.   08/04/06         107,109         263,528
                                                                                                    -------------   -------------
                                                                                                          213,262         516,341
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014                                    $   2,814,540   07/25/08       2,629,138       2,533,086
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          152 shs.   03/31/06         138,125            --
                                                                                                    -------------   -------------
                                                                                                        2,767,263       2,533,086
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components.
12% Senior Subordinated Note due 2014 (D)                                $   2,440,909   08/25/06       2,242,151       2,196,818
30% Convertible Preferred Stock (B)                                        77,993 shs.   07/28/08          37,227          70,194
Common Stock (B)                                                                 1 sh.   08/25/06               1            --
                                                                                                    -------------   -------------
                                                                                                        2,279,379       2,267,012
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     815,419   02/24/06         695,769         407,710
Limited Liability Company Unit (B)                                            825 uts.          *         825,410            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          129 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                1,558,367         407,710
                                                                                                    -------------   -------------

NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Secured Term Note Series A due 2009                           $     252,809   11/14/08         252,809         251,390
14% Senior Subordinated Note due 2014 (D)                                $   1,338,613   05/28/04       1,103,764            --
10.75% Senior Secured Note due 2011 (D)                                  $     609,200   05/28/04         573,029         152,300
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      203,912 shs.   05/28/04         130,789            --
                                                                                                    -------------   -------------
                                                                                                        2,060,391         403,690
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   2,125,000   08/02/07       1,888,243       2,069,963
Common Stock (B)                                                          425,000 shs.   08/02/07         425,000         540,874
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                      119,360 shs.   08/02/07         194,257         151,903
                                                                                                    -------------   -------------
                                                                                                        2,507,500       2,762,740
                                                                                                    -------------   -------------


                         MassMutual Corporate Investors                       21

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $   1,530,000   02/02/07   $   1,408,570   $   1,339,367
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             2.61% int.   02/01/07       1,019,958         214,228
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                15 uts.   12/18/08          15,389          15,390
Preferred Stock Class A (B)                                                      1 sh.   12/18/08           1,370           1,371
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           91 shs.   02/02/07          90,830          19,077
                                                                                                    -------------   -------------
                                                                                                        2,536,117       1,589,433
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     812,500   01/28/02         812,500         609,375
11.5% Senior Subordinated Note due 2012                                  $   1,500,000   01/28/02       1,435,279         750,000
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045            --
                                                                                                    -------------   -------------
                                                                                                        2,722,324       1,359,375
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     478,459   01/03/06         471,282         451,027
13% Senior Subordinated Note due 2013                                    $     687,241   01/03/06         627,485         628,513
Common Stock (B)                                                          322,307 shs.   01/03/06         322,307            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       75,378 shs.   01/03/06          62,824            --
                                                                                                    -------------   -------------
                                                                                                        1,483,898       1,079,540
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2009 (D)                                $   1,022,000   08/07/98       1,022,000         204,400
12% Senior Subordinated Note due 2009 (D)                                $     307,071   02/09/00         268,283          61,414
Warrants, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        2,855 shs.          *          38,788            --
                                                                                                    -------------   -------------
*08/07/98 and 02/09/00.                                                                                 1,329,071         265,814
                                                                                                    -------------   -------------

ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          3,667 uts.   01/17/06         572,115       1,125,650
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          619 shs.   01/17/06         170,801         190,049
                                                                                                    -------------   -------------
                                                                                                          742,916       1,315,699
                                                                                                    -------------   -------------

22                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   2,278,333   07/03/06   $   2,178,270   $   2,183,657
Preferred Unit (B)                                                            382 uts.   07/03/06         382,150         486,796
Preferred Unit (B)                                                             69 uts.   07/03/06          68,790          87,627
Common Unit Class I (B)                                                       148 uts.   07/03/06            --             7,633
Common Unit Class L (B)                                                        31 uts.   07/03/06            --             1,613
                                                                                                    -------------   -------------
                                                                                                        2,629,210       2,767,326
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   2,295,000   03/31/06       2,171,286       2,254,384
Preferred Stock (B)                                                            36 shs.   03/31/06         329,596         397,558
Common Stock (B)                                                               23 shs.   03/31/06          25,500          71,659
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           13 shs.   03/31/06          11,122          41,684
                                                                                                    -------------   -------------
                                                                                                        2,537,504       2,765,285
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $   1,324,584   04/27/07       1,228,824       1,223,441
Limited Liability Company Unit (B)                                       1,754,707 uts.  04/27/07          63,233            --
                                                                                                    -------------   -------------
                                                                                                        1,292,057       1,223,441
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   2,125,000   12/19/00       2,017,414       2,015,537
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.   12/21/00         265,625            --
                                                                                                        2,283,039       2,015,537
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
12% Senior Subordinated Note due 2014                                    $   2,040,000   10/02/06       1,907,486       1,020,000
Limited Liability Company Unit                                              1,384 uts.   10/02/06         510,000            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          344 shs.   10/02/06         124,644            --
                                                                                                    -------------   -------------
                                                                                                        2,542,130       1,020,000
                                                                                                    -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   2,372,093   02/11/08       2,167,765       2,280,937
Limited Partnership Interest (B)                                           23.70% int.   02/11/08         177,729         168,843
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        1,322 shs.   02/11/08         167,588              13
                                                                                                    -------------   -------------
                                                                                                        2,513,082       2,449,793
                                                                                                    -------------   -------------

                         MassMutual Corporate Investors                       23

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                            1,004 shs.   08/12/94   $     100,350   $        --
Common Stock (B)                                                            2,600 shs.          *         126,866            --
                                                                                                    -------------   -------------
*08/12/94 and 11/14/01.                                                                                   227,216            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $   1,770,833   05/28/04       1,584,633       1,705,311
Common Stock                                                              354,167 shs.   05/28/04         354,166            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          377,719 shs.   05/28/04         377,719            --
                                                                                                    -------------   -------------
                                                                                                        2,316,518       1,705,311
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   2,267,190   12/15/06       2,090,363       2,150,912
Limited Liability Company Unit (B)                                          2,828 uts.   12/15/06         282,810         201,086
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            3 shs.   12/15/06         131,483          94,829
                                                                                                    -------------   -------------
                                                                                                        2,504,656       2,446,827
                                                                                                    -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/18/08       2,467,911       2,376,802
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            6 shs.   01/18/08          31,089            --
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,376,802
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   2,260,638   02/10/06       2,124,912       2,262,330
Common Stock (B)                                                          289,362 shs.   02/10/06         289,362         457,523
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      131,555 shs.   02/10/06         119,796         208,008
                                                                                                    -------------   -------------
                                                                                                        2,534,070       2,927,861
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $   1,062,500   11/14/03       1,002,977         990,611
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946          25,172
                                                                                                    -------------   -------------
                                                                                                        1,125,923       1,015,783
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212       1,020,728
                                                                                                    -------------   -------------


24                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04   $   1,469,008   $   1,434,941
Common Stock (B)                                                              612 shs.          *         642,937         634,633
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         138,561
                                                                                                    -------------   -------------
*09/10/04 and 10/05/07.                                                                                 2,225,523       2,208,135
                                                                                                    -------------   -------------

SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   2,223,076          *       2,029,552       2,145,848
Limited Liability Company Unit (B)                                            619 uts.          *         637,996         761,140
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                          157 shs.          *         164,769         192,822
                                                                                                    -------------   -------------
* 08/31/07 and 03/06/08.                                                                                2,832,317       3,099,810
                                                                                                    -------------   -------------

SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   2,250,000   10/23/08       2,104,770       2,317,500
Common Stock (B)                                                           30,000 shs.   10/23/08         300,000         285,000
Warrant, excercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       11,054 shs.   10/23/08         100,650             111
                                                                                                    -------------   -------------
                                                                                                        2,505,420       2,602,611
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06       2,119,186       2,068,074
Common Stock (B)                                                              311 shs.   08/01/06         310,976         327,810
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          104 shs.   08/01/06          93,293         109,175
                                                                                                    -------------   -------------
                                                                                                        2,523,455       2,505,059
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2016                                    $   2,558,505   09/02/08       2,384,428       2,449,711
Redeemable Preferred Stock Series A (B)                                     1,280 shs.   09/02/08          12,523              13
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       12,803 shs.   09/02/08         112,693             128
                                                                                                    -------------   -------------
                                                                                                        2,509,644       2,449,852
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/14/08       2,410,946       2,375,300
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            9 shs.   01/14/08          88,054            --
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,375,300
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2015                                    $   2,217,385   10/14/05       1,952,116       2,156,264
Common Stock                                                                2,203 shs.   10/14/05           2,203         633,181
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share                                            1,192 shs.   09/30/08         568,009         342,602
                                                                                                    -------------   -------------
                                                                                                        2,522,328       3,132,047
                                                                                                    -------------   -------------


                         MassMutual Corporate Investors                       25

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
6.46% Senior Secured Tranche B Note due 2012 (C)                         $   1,514,744          *   $   1,509,610   $   1,475,058
6.50% Senior Secured Tranche B Note due 2012 (C)                         $       1,443   09/30/08           1,443           1,435
12% Senior Subordinated Note due 2014                                    $   1,162,110         **       1,112,703       1,117,665
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          3.97% int.        ***         149,259         542,885
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           72 shs.   04/28/06          59,041          87,721
                                                                                                    -------------   -------------
* 04/28/06 and 12/21/06. ** 04/28/06 and 09/13/06. *** 03/01/05 and 10/10/08.                           2,832,056       3,224,764
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   2,239,024   10/26/07       2,102,363       2,112,976
Series A Preferred Stock (B)                                                  414 shs.   10/26/07         414,051         190,554
                                                                                                    -------------   -------------
                                                                                                        2,516,414       2,303,530
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     851,351   03/02/07         838,581         827,348
13% Senior Subordinated Note due 2014                                    $     598,450   03/02/07         490,608         573,161
Common Stock (B)                                                          125,199 shs.   03/02/07         125,199         115,439
Warrant, exercisable until 2014 to purchase
  common stock at $.01 per share (B)                                       34,533 shs.   03/02/07          95,873          31,841
                                                                                                    -------------   -------------
                                                                                                        1,550,261       1,547,789
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015                                    $   1,773,006   10/31/07       1,657,424       1,551,799
Common Stock (B)                                                              209 shs.   10/31/07         208,589         187,731
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           94 shs.   10/31/07          87,607               1
                                                                                                    -------------   -------------
                                                                                                        1,953,620       1,739,531
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $   1,734,000   08/31/05       1,674,945       1,639,601
Common Stock (B)                                                            1,078 shs.          *       1,078,450         991,539
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           86 shs.   08/31/05          77,485          79,014
                                                                                                    -------------   -------------
*08/31/05 and 04/30/07.                                                                                 2,830,880       2,710,154
                                                                                                    -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   2,712,000   02/05/98       2,615,097       2,709,940
Common Stock (B)                                                              630 shs.   02/04/98         630,000         707,010
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         498,274
                                                                                                    -------------   -------------
                                                                                                        3,613,929       3,915,224
                                                                                                    -------------   -------------


26                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
16% Senior Subordinated Note due 2010 (D)                                $   2,309,541          *   $   2,141,949   $     577,385
16% PIK Note due 2010                                                    $     215,219   12/30/08            --            53,805
Preferred Stock Series B (B)                                                  241 shs.   10/20/08         241,172
Common Stock (B)                                                              742 shs.          *         800,860            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          153 shs.          *         159,894            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        1,054 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                3,343,875         631,190
                                                                                                    -------------   -------------

TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03          71,438         252,803
                                                                                                    -------------   -------------

U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $   1,708,255   02/08/08       1,672,705       1,554,708
Convertible Preferred Stock (B)                                               887 shs.   02/08/08         886,956         798,264
                                                                                                    -------------   -------------
                                                                                                        2,559,661       2,352,972
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04       1,760,845       1,790,581
Common Stock (B)                                                              182 shs.   04/30/04         182,200         126,037
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736         159,393
                                                                                                    -------------   -------------
                                                                                                        2,154,781       2,076,011
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     802,941   05/17/07         790,897         786,195
13% Senior Subordinated Note due 2014                                    $     648,530   05/17/07         588,317         627,053
Common Stock (B)                                                          123,529 shs.   05/17/07         123,529         157,490
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       35,006 shs.   05/17/07          55,055          44,630
                                                                                                    -------------   -------------
                                                                                                        1,557,798       1,615,368
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $   1,887,288   09/24/04       1,790,297       1,753,909
Common Stock (B)                                                           26,456 shs.          *         264,558         276,317
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,787 shs.   09/24/04         186,883         248,441
                                                                                                    -------------   -------------
* 09/24/04 and 12/22/06.                                                                                2,241,738       2,278,667
                                                                                                    -------------   -------------


                         MassMutual Corporate Investors                       27

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) Continued                              PERCENTAGE      DATE          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012                                  $   1,700,000   07/19/04   $   1,483,065   $        --
14.5% PIK Note due 2010                                                  $     407,956   06/30/07         340,945            --
Limited Liability Company Unit Class A (B)                                414,375 uts.   07/19/04         414,375            --
Limited Liability Company Unit Class B (B)                                182,935 uts.   07/19/04         182,935            --
                                                                                                    -------------   -------------
                                                                                                        2,421,320            --
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   2,175,761   11/15/07       2,130,736       1,985,743
Limited Liability Company Unit Class B (B)                                    423 uts.   11/15/07         422,652         182,948
Limited Liability Company Unit Class C (B)                                    423 uts.   11/15/07            --           182,948
                                                                                                    -------------   -------------
                                                                                                        2,553,388       2,351,639
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.40% int.   07/12/04           3,728            --
Common Stock (B)                                                            4,028 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            3,728            --
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06       1,614,828       1,520,527
Common Stock (B)                                                              191 shs.   11/30/06         191,250          82,806
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           95 shs.   11/30/06          86,493          41,340
                                                                                                    -------------   -------------
                                                                                                        1,892,571       1,644,673
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $   1,159,196   05/14/07       1,062,393       1,030,065
Limited Partnership Interest (B)                                           23.16% int.   05/14/07         115,804            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           88 shs.   05/14/07          83,462            --
                                                                                                    -------------   -------------
                                                                                                        1,261,659       1,030,065
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015                                    $   2,266,667   09/08/08       2,221,334       2,118,256
Common Stock (B)                                                              283 shs.   09/08/08         283,329         254,995
                                                                                                        2,504,663       2,373,251
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                               202,377,655     182,799,290
                                                                                                    -------------   -------------

28                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) (CONTINUED)                RATE        DATE         AMOUNT           COST         FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 4.01%: (A)
BONDS - 4.01%
American Tire Distributor (C)                                 10.133%    04/01/12    $  1,000,000    $    950,000    $    740,000
Cenveo Corporation                                            10.500     08/15/16         100,000         100,000          58,000
Charter Communications Op LLC                                  8.000     04/30/12       1,350,000       1,152,250       1,107,000
Compucom Systems, Inc.                                        12.500     10/01/15       1,330,000       1,288,710         904,400
Douglas Dynamics LLC                                           7.750     01/15/12       1,010,000         955,115         525,200
G F S I, Inc. (C)                                             10.500     06/01/11         715,000         685,658         597,025
Intergen NV                                                    9.000     06/30/17         750,000         743,918         615,000
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,200,000       1,195,153         546,000
Rock-Tenn Co.                                                  9.250     03/15/16       1,075,000       1,115,554         999,750
SandRidge Energy, Inc.                                         8.000     06/01/18         360,000         364,387         199,800
Ticketmaster Entertainment, Inc.                              10.750     08/01/16         500,000         500,000         270,000
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15       1,075,000       1,102,608         849,250
TXU Energy Company LLC                                        10.250     11/01/15       1,250,000       1,261,623         887,500
Videotron, Ltd.                                                9.125     04/15/18          40,000          39,373          37,200
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            11,454,349       8,336,125
                                                                                                     ------------    ------------

CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          777             716            --
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE PREFERRED STOCK                                                                             716            --
                                                                                                     ------------    ------------

PREFERRED STOCK - 0.00%
TherOX, Inc. (B)                                                                              103           4,131            --
                                                                                                     ------------    ------------
TOTAL PREFERRED STOCK                                                                                       4,131            --
                                                                                                     ------------    ------------

COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                           1,168           4,254            --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                          4,254            --
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                             11,463,450       8,336,125
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $213,841,105    $191,135,415
                                                                                                     ------------    ------------



                         MassMutual Corporate Investors                       29

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES - 19.42%:(A)                       RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 18.00%
A M C Entertainment, Inc.                                     11.000%    02/01/16    $  1,315,000    $  1,321,956    $    918,856
Activant Solutions, Inc.                                       9.500     05/01/16         150,000         150,000          69,750
Appleton Papers, Inc.                                          8.125     06/15/11         300,000         300,000         207,000
Aramark Corporation (C)                                        6.693     02/01/15         200,000         200,000         151,000
Aramark Corporation                                            8.500     02/01/15         500,000         502,379         452,500
Bally Total Fitness Holdings Corporation (F)                  14.000     10/01/13         104,062          74,053             260
Basic Energy Services                                          7.125     04/15/16         225,000         225,000         128,250
Berry Plastics Corporation (C)                                 7.463     02/15/15         500,000         473,489         345,000
Brigham Exploration Co.                                        9.625     05/01/14       1,200,000       1,167,903         684,000
Cablevision Systems Corporation                                8.000     04/15/12       1,000,000       1,009,071         890,000
Cablevision Systems Corporation (C)                            8.334     04/01/09         300,000         300,000         299,250
Cenveo Corporation                                             7.875     12/01/13       1,300,000       1,192,500         679,250
Chaparral Energy, Inc.                                         8.875     02/01/17       1,500,000       1,491,780         300,000
Cincinnati Bell, Inc.                                          7.000     02/15/15       1,100,000         789,250         841,500
Community Health Systems, Inc. (C)                             8.875     07/15/15       1,200,000       1,169,415       1,104,000
Dynegy Holdings, Inc.                                          7.750     06/01/19         830,000         564,400         572,700
El Paso Corporation                                           12.000     12/12/13          55,000          48,947          54,588
Enterprise Products Operating Co.                              9.750     01/31/14         750,000         750,000         763,716
Ford Motor Credit Co.                                          7.375     10/28/09         500,000         498,750         439,111
General Motors Acceptance Corporation                          7.750     01/19/10         815,000         733,174         733,182
Gencorp, Inc.                                                  9.500     08/15/13         259,000         259,000         207,200
Goodyear Tire & Rubber Co.                                     7.857     08/15/11       1,150,000       1,097,750         954,500
Graham Packaging Corporation                                   8.500     10/15/12         280,000         268,800         199,500
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13       1,000,000         948,750         771,250
H C A, Inc.                                                    9.125     11/15/14       1,125,000         919,688       1,043,438
Hawker Beechcraft Acquisition Co.                              9.750     04/01/17       1,000,000       1,008,488         270,000
Hughes Network Systems                                         9.500     04/15/14       1,325,000       1,346,781       1,076,563
Inergy LP                                                      8.250     03/01/16         470,000         481,218         366,600
Intelsat Bermuda Ltd.                                          9.250     06/15/16       1,365,000       1,412,750       1,064,700
Interline Brands, Inc.                                         8.125     06/15/14       1,300,000       1,291,107       1,027,000
Kar Holdings, Inc.                                             8.750     05/01/14          50,000          50,000          22,000
L-3 Communications Holdings, Inc.                              6.125     07/15/13       1,000,000         995,000         920,000
Leucadia National Corporation                                  7.000     08/15/13         450,000         450,821         357,750
Liberty Media Corporation                                      5.700     05/15/13       1,000,000         951,610         655,577
Manitowoc Company, Inc.                                        7.125     11/01/13         200,000         200,000         152,000


30                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) Continued                      RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
Markwest Energy Operating Co.                                  6.875%    11/01/14    $    950,000    $    930,563    $    598,500
Markwest Energy Operating Co.                                  8.750     04/15/18         125,000         123,979          77,500
Mediacom Broadband LLC                                         8.500     10/15/15       1,250,000         975,000         943,750
N R G Energy, Inc.                                             7.375     02/01/16         175,000         175,000         162,750
Newark Group, Inc.                                             9.750     03/15/14         850,000         796,863          80,750
Nortek, Inc.                                                  10.000     12/01/13         175,000         173,175         119,000
North American Energy Partners                                 8.750     12/01/11       1,165,000       1,173,490         885,400
O E D Corp./Diamond Jo Company Guarantee                       8.750     04/15/12       1,000,000         985,960         685,000
Pliant Corporation                                            11.125     09/01/09         550,000         539,000          27,500
Pliant Corporation (C)                                        11.850     06/15/09       1,111,500       1,085,040         594,654
Polypore, Inc.                                                 8.750     05/15/12       1,460,000       1,410,050       1,051,200
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490         450,000
Quebecor Media, Inc.                                           7.750     03/15/16       1,050,000         978,235         708,750
Rental Service Corporation                                     9.500     12/01/14         500,000         484,385         275,000
Scholastic Corporation                                         5.000     04/15/13       1,500,000       1,278,750       1,170,000
Seneca Gaming Corporation                                      7.250     05/01/12         500,000         477,500         402,500
Shaw Communications, Inc.                                      7.250     04/06/11         400,000         411,641         378,000
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         262,969
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,020,000
Stewart & Stevenson LLC                                       10.000     07/15/14       1,465,000       1,497,451         908,300
Tekni-Plex, Inc.                                               8.750     11/15/13         650,000         654,573         377,000
Tenneco, Inc.                                                  8.125     11/15/15       1,100,000         540,000         506,000
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          54,075
Time Warner Telecom Holdings                                   9.250     02/15/14       1,000,000       1,008,981         820,000
Titan International, Inc.                                      8.000     01/15/12       1,070,000       1,062,100         791,800
Transdigm, Inc.                                                7.750     07/15/14         500,000         503,488         410,000
Trimas Corporation                                             9.875     06/15/12       1,073,000         982,375         536,500
Tube City IMS Corporation                                      9.750     02/01/15       1,500,000       1,485,219         525,000
United Components, Inc.                                        9.375     06/15/13       1,080,000       1,080,604         453,600
United Rentals, Inc.                                           6.500     02/15/12       1,125,000         815,625         888,750
Virgin Media Finance PLC                                       9.125     08/15/16       1,380,000       1,414,129       1,021,200
Vought Aircraft Industries                                     8.000     07/15/11       1,150,000       1,115,399         776,250
Waste Services, Inc.                                           9.500     04/15/14       1,100,000       1,119,041         781,000
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            52,842,937      37,464,689
                                                                                                     ------------    ------------

                         MassMutual Corporate Investors                       31

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) (CONTINUED)                    RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 1.22%
Chase Packaging Corporation (B)                                                             9,541    $       --      $        477
CKX, Inc. (B)                                                                              97,500         784,875         357,825
Directed Electronics, Inc. (B)                                                            368,560       1,856,534         147,424
El Paso Corporation (B)                                                                    65,000         808,362         508,950
EnerNOC, Inc. (B)                                                                          46,500       1,283,262         345,960
ITC^DeltaCom, Inc. (B)                                                                    178,666       1,563,328          89,333
Intrepid Potash, Inc. (B)                                                                     365          11,680           7,581
PepsiAmericas, Inc.                                                                        48,206       1,049,637         981,474
Supreme Industries, Inc.                                                                  125,116         267,315         106,346
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      7,624,993       2,545,370
                                                                                                     ------------    ------------

CONVERTIBLE BONDS - 0.20%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    583,000         452,556         412,473
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE BONDS                                                                                   452,556         412,473
                                                                                                     ------------    ------------

PREFERRED STOCK - 0.00%
Preferred Blocker, Inc.                                                                       144             144            --
TOTAL PREFERRED STOCK                                                                                         144            --
                                                                                                     ------------    ------------

TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 60,920,630    $ 40,422,532
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL
SHORT-TERM SECURITIES:                                      RATE/YIELD     DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 2.99%
Dow Chemical Co.                                               5.154%    01/05/09    $  1,070,000    $  1,069,388    $  1,069,388
Dow Chemical Co.                                               5.155     01/06/09       1,287,000       1,286,079       1,286,079
Dow Chemical Co.                                               5.164     01/12/09         711,000         709,886         709,886
Wisconsin Gas Co.                                              0.250     01/05/09       3,168,000       3,167,913       3,167,913
TOTAL SHORT-TERM SECURITIES                                                                          $  6,233,266    $  6,233,266
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             114.24%                                $280,995,001    $237,791,213
                                                              ------                                 ------------    ------------
  Other Assets                                                  3.13                                                    6,519,422
  Liabilities                                                 (17.37)                                                 (36,167,116)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $208,143,519
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/08.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At December 31, 2008, the value of these securities amounted to $182,799,290 or 87.82% of net assets.
(F) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
 ^  Effective yield at purchase
PIK - Payment-in-kind

32                       MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 3.73%                                                     CHEMICAL, PLASTICS & RUBBER - 0.13%
Gencorp, Inc.                                   $    207,200          Capital Specialty Plastics, Inc.                $    279,466
Hughes Network Systems                             1,076,563                                                          ------------
L-3 Communications Holdings, Inc.                    920,000                                                               279,466
P A S Holdco LLC                                   2,767,326                                                          ------------
Transdigm, Inc.                                      410,000          CONSUMER PRODUCTS - 8.05%
Visioneering, Inc.                                 1,615,368          Aero Holdings, Inc.                                3,354,423
Vought Aircraft Industries                           776,250          Bravo Sports Holding Corporation                   2,307,652
                                                ------------          G F S I, Inc.                                        597,025
                                                   7,772,707          K N B Holdings Corporation                         2,580,880
                                                ------------          Kar Holdings, Inc.                                    22,000
AUTOMOBILE - 5.84%                                                    Momentum Holding Co.                                 516,341
American Tire Distributor                            740,000          R A J Manufacturing Holdings LLC                   2,446,827
Fuel Systems Holding Corporation                     584,375          Royal Baths Manufacturing Company                  1,015,783
Goodyear Tire & Rubber Co.                           954,500          The Tranzonic Companies                            3,915,224
Jason, Inc.                                        1,044,126          Walls Industries, Inc.                                  --
Nyloncraft, Inc.                                   1,359,375                                                          ------------
Ontario Drive & Gear Ltd.                          1,315,699                                                            16,756,155
Qualis Automotive LLC                              1,705,311                                                          ------------
Tenneco, Inc.                                        506,000          CONTAINERS, PACKAGING & GLASS - 4.47%
Titan International, Inc.                            791,800          Berry Plastics Corporation                           345,000
Transtar Holding Company                           2,710,154          Chase Packaging Corporation                              477
United Components, Inc.                              453,600          Flutes, Inc.                                       1,296,910
                                                ------------          Graham Packaging Corporation                         199,500
                                                  12,164,940          Maverick Acquisition Company                         683,388
                                                ------------          P I I Holding Corporation                          2,765,285
BEVERAGE, DRUG & FOOD - 5.00%                                         Packaging Dynamics Corporation of America            546,000
Aramark Corporation                                  603,500          Paradigm Packaging, Inc.                           2,015,537
Golden County Foods Holding, Inc.                  1,530,000          Pliant Corporation                                   622,154
Hospitality Mints Holding Company                  2,420,032          Pregis Corporation                                   450,000
PepsiAmericas, Inc.                                  981,474          Tekni-Plex, Inc.                                     377,000
Specialty Commodities, Inc.                        2,602,611          Vitex Packaging Group, Inc.                             --
Vitality Foodservice, Inc.                         2,278,667                                                          ------------
                                                ------------                                                             9,301,251
                                                  10,416,284                                                          ------------
                                                ------------          DISTRIBUTION - 1.87%
BROADCASTING & ENTERTAINMENT - 3.41%                                  Duncan Systems, Inc.                               1,461,245
Cablevision Systems Corporation                    1,189,250          F C X Holdings Corporation                         2,421,289
Charter Communications Op LLC                      1,107,000                                                          ------------
Citadel Broadcasting Corporation                     412,473                                                             3,882,534
CKX, Inc.                                            357,825                                                          ------------
Liberty Media Corporation                            655,577          DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 11.84%
Mediacom Broadband LLC                               943,750          A H C Holding Company, Inc.                        2,491,679
Shaw Communications, Inc.                            378,000          Activant Solutions, Inc.                              69,750
Virgin Media Finance PLC                           1,021,200          Arrow Tru-Line Holdings, Inc.                      1,545,103
Workplace Media Holding Co.                        1,030,065          C D N T, Inc.                                      1,513,163
                                                ------------          Douglas Dynamics LLC                                 525,200
                                                   7,095,140          Evans Consoles, Inc.                               1,684,302
                                                ------------          Great Lakes Dredge & Dock Corporation                771,250
BUILDINGS & REAL ESTATE - 1.18%                                       K P I Holdings, Inc.                               2,425,576
K W P I Holdings Corporation                       2,146,800          MEGTEC Holdings, Inc.                              2,416,116
Texas Industries, Inc.                                54,075          Milwaukee Gear Company                             2,540,513
TruStile Doors, Inc.                                 252,803          Nortek, Inc.                                         119,000
                                                ------------          Polypore, Inc.                                     1,051,200
                                                   2,453,678          Postle Aluminum Company LLC                        1,020,000
                                                ------------

                         MassMutual Corporate Investors                       33
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
Radiac Abrasives, Inc.                          $  2,927,861          HOME & OFFICE FURNISHINGS, HOUSEWARES, AND
Trimas Corporation                                   536,500          DURABLE CONSUMER PRODUCTS - 10.51%
Truck Bodies & Equipment International               631,190          Connor Sport Court International, Inc.          $  2,523,958
Xaloy Superior Holdings, Inc.                      2,373,250          H M Holding Company                                     --
                                                ------------          Home Decor Holding Company                         2,157,303
                                                  24,641,653          Justrite Manufacturing Acquisition Co.             1,820,913
                                                ------------          K H O F Holdings, Inc.                             2,514,382
DIVERSIFIED/CONGLOMERATE, SERVICE - 9.44%                             Monessen Holding Corporation                       2,533,086
A W X Holdings Corporation                         1,503,052          Stanton Carpet Holding Co.                         2,505,059
Advanced Technologies Holdings                     2,571,072          Transpac Holdings Company                          1,739,531
CapeSuccess LLC                                         --            U M A Enterprises, Inc.                            2,352,972
Clough, Harbour and Associates                     2,664,154          U-Line Corporation                                 2,076,011
Crane Rental Corporation                           2,442,490          Wellborn Forest Holding Co.                        1,644,673
Diversco, Inc./DHI Holdings, Inc.                  1,319,430                                                          ------------
Dwyer Group, Inc.                                  1,491,539                                                            21,867,888
Fowler Holding, Inc.                                    --                                                            ------------
GQ Holdings LLC                                    2,287,454          LEISURE, AMUSEMENT, ENTERTAINMENT - 2.66%
Insurance Claims Management, Inc.                    130,668          A M C Entertainment, Inc.                            918,856
Interline Brands, Inc.                             1,027,000          Bally Total Fitness Holding Corporation                  260
Mail Communications Group, Inc.                    1,414,945          Electra Bicycle Company LLC                          199,935
Nesco Holdings Corporation                         2,762,740          O E D Corp/Diamond Jo Company Guarantee              685,000
Videotron, Ltd.                                       37,200          Savage Sports Holding, Inc.                        2,208,135
                                                ------------          Seneca Gaming Corporation                            402,500
                                                  19,651,744          Ticketmaster Entertainment, Inc.                     270,000
                                                ------------          Tunica-Biloxi Gaming Authority                       849,250
ELECTRONICS - 1.06%                                                                                                   ------------
Connecticut Electric, Inc.                         2,061,665                                                             5,533,936
Directed Electronics, Inc.                           147,424                                                          ------------
                                                ------------          MACHINERY - 11.87%
                                                   2,209,089          A S A P Industries LLC                             1,306,760
                                                ------------          Davis-Standard LLC                                 3,604,749
FARMING & AGRICULTURE - 1.13%                                         E S P Holdco, Inc.                                 2,415,662
Protein Genetics, Inc.                                  --            Integration Technology Systems, Inc.                    --
Waggin' Train Holdings LLC                         2,351,639          K-Tek Holdings Corporation                         2,663,210
                                                ------------          M V I Holding, Inc.                                1,205,786
                                                   2,351,639          Manitowoc Company, Inc.                              152,000
                                                ------------          Morton Industrial Group, Inc.                      2,267,012
FINANCIAL SERVICES - 0.87%                                            Navis Global                                         403,690
Ford Motor Credit Co.                                439,111          NetShape Technologies, Inc.                        1,589,433
General Motors Acceptance Corporation                733,182          Pacific Consolidated Holdings LLC                  1,223,441
Hawker Beechcraft Acquisition Co.                    270,000          Power Services Holding Company                     2,449,793
Highgate Capital LLC                                    --            R E I Delaware Holding, Inc.                       2,376,802
Leucadia National Corporation                        357,750          Safety Speed Cut Manufacturing Company, Inc.       1,020,728
                                                ------------          Stanadyne Corporation                              1,020,000
                                                   1,800,043          Stewart & Stevenson LLC                              908,300
                                                ------------          Supreme Industries, Inc.                             106,347
HEALTHCARE, EDUCATION & CHILDCARE - 6.55%                                                                             ------------
A T I Acquisition Company                          3,180,807                                                            24,713,713
American Hospice Management Holding LLC            3,621,533                                                          ------------
Community Health Systems, Inc.                     1,104,000
F H S Holdings LLC                                 2,231,813
H C A, Inc.                                        1,043,438
Synteract Holdings Corporation                     2,449,852
Touchstone Health Partnership                           --
                                                ------------
                                                  13,631,443
                                                ------------

34                       MassMutual Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
MEDICAL DEVICES/BIOTECH - 3.57%                                       TECHNOLOGY - 2.09%
Coeur, Inc.                                     $  1,230,155          Compucom Systems, Inc.                          $    904,400
E X C Acquisition Corporation                        210,822          EnerNOC, Inc.                                        345,960
ETEX Corporation                                        --            Smart Source Holdings LLC                          3,099,810
MedSystems Holdings LLC                            1,218,993                                                          ------------
MicroGroup, Inc.                                   3,699,366                                                             4,350,170
OakRiver Technology, Inc.                          1,079,540                                                          ------------
TherOX, Inc.                                            --            TELECOMMUNICATIONS - 1.94%
                                                ------------          All Current Holding Company                        1,214,227
                                                   7,438,876          Cincinnati Bell, Inc.                                841,500
                                                ------------          Intelsat Bermuda Ltd.                              1,064,700
MINING, STEEL, IRON & NON PRECIOUS                                    ITC^DeltaCom, Inc.                                    89,333
METALS - 1.39%                                                        Time Warner Telecom Holdings                         820,000
T H I Acquisition, Inc.                            2,375,300                                                          ------------
Tube City IMS Corporation                            525,000                                                             4,029,760
                                                ------------                                                          ------------
                                                   2,900,300          TRANSPORTATION - 1.70%
                                                ------------          NABCO, Inc.                                          407,710
NATURAL RESOURCES - 1.03%                                             Tangent Rail Corporation                           3,132,047
Appleton Papers, Inc.                                207,000                                                          ------------
Cenveo Corporation                                   737,250                                                             3,539,757
Intrepid Potash, Inc.                                  7,581                                                          ------------
Rock-Tenn Co.                                        999,750          UTILITIES - 1.85%
SandRidge Energy, Inc.                               199,800          Dynegy Holdings, Inc.                                572,700
                                                ------------          El Paso Corporation                                  563,538
                                                   2,151,381          Inergy LP                                            366,600
                                                ------------          Intergen NV                                          615,000
OIL & GAS - 2.07%                                                     Markwest Energy Operating Co.                        676,000
Basic Energy Services                                128,250          N R G Energy, Inc.                                   162,750
Brigham Exploration Co.                              684,000          TXU Energy Company LLC                               887,500
Chaparral Energy, Inc.                               300,000                                                          ------------
Enterprise Products Operating Co.                    763,716                                                             3,844,088
North American Energy Partners                       885,400                                                          ------------
Total E & S, Inc.                                  1,547,789          WASTE MANAGEMENT / POLLUTION - 3.03%
                                                ------------          Terra Renewal LLC                                  3,224,764
                                                   4,309,155          Torrent Group Holdings, Inc.                       2,303,530
                                                ------------          Waste Services, Inc.                                 781,000
PHARMACEUTICALS - 1.21%                                                                                               ------------
CorePharma LLC                                     2,509,830                                                             6,309,294
                                                ------------                                                          ------------
                                                   2,509,830          TOTAL CORPORATE RESTRICTED AND PUBLIC
                                                ------------          SECURITIES - 111.25%                            $231,557,947
PUBLISHING/PRINTING - 1.07%                                                                                           ============
Newark Group, Inc.                                    80,750
Quebecor Media, Inc.                                 708,750
Scholastic Corporation                             1,170,000
Sheridan Acquisition Corporation                     262,969
                                                ------------
                                                   2,222,469
                                                ------------
RETAIL STORES - 0.69%
Olympic Sales, Inc.                                  265,814
Rental Service Corporation                           275,000
United Rentals, Inc.                                 888,750
                                                ------------
                                                   1,429,564
                                                ------------

                         MassMutual Corporate Investors                       35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

1. HISTORY
   MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

   On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion

--------------------------------------------------------------------------------
36                     MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $182,799,290 (87.82% of net assets) as of December 31, 2008 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2008, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   Effective January 1, 2008, the Trust adopted FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values, and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance.

   Various inputs are used in determining the value of the Trust's investments. Using the hierarchy established under FAS 157, these inputs are summarized in the three broad levels listed below:

   Level 1: quoted prices in active markets for identical securities

   Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

   The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2008:

   Assets:                  Total        Level 1        Level 2        Level 3
   -----------------------------------------------------------------------------
   Restricted
   Securities          $191,135,415    $       --     $ 8,336,125   $182,799,290

   Public Securities     40,422,532      2,545,370     37,876,902            260

   Short-term
   Securities             6,233,266            --       6,233,266            --
   -----------------------------------------------------------------------------
   Total               $237,791,213    $ 2,545,370    $52,446,293   $182,799,550
   -----------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                         Restricted       Public      Short-term
   Assets                Securities     Securities    Securities       Total
   -----------------------------------------------------------------------------
   Beginning
   Balance at
   12/31/2007           $175,656,605    $   74,700    $      --    $175,731,305

   Total gains
   or losses
   (realized/
   unrealized)
   included in
   earnings *            (16,135,320)      (75,143)          --     (16,210,463)

   Purchases, sales,
   issuances &
   Settlements(net)       23,278,005           703           --      23,278,708
   -----------------------------------------------------------------------------
   Ending balance
   at 12/31/08          $182,799,290    $      260    $      --    $182,799,550
   -----------------------------------------------------------------------------
   * The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 12/31/08 is ($20,269,679).

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2008, the Trust did not have any realized taxable long-term capital gain.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   Net investment income and net realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable taxable earnings due to earnings from the MMCI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in re-classifications to the capital accounts. In 2008, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $16,187 to more accurately display the Trust's capital financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

--------------------------------------------------------------------------------
38                     MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2008, the MMCI Subsidiary Trust has accrued income tax expense of $25,780.

   Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2008, the MMCI Subsidiary Trust has a deferred tax asset of $77,177 for which a full valuation reserve has been recorded. No future tax benefit is expected to be realized from this asset as of December 31, 2008.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- An interpretation of FASB Statement No. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   As of December 31, 2008, the components of distributable earnings on a tax basis included $3,247,560 of undistributed ordinary income and ($2,101,113) of a net realized capital loss carryforward. The loss carryforward will expire on December 31, 2016. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (GAAP).

   The difference between net taxable distributable earnings to GAAP earnings is $290,448 which is comprised of various timing differences.

   The tax character of distributions declared during the years ended December 31, 2008 and 2007 was as follows:

   DISTRIBUTIONS PAID FROM:             2008               2007
                                    ------------       ------------
   Ordinary Income                  $ 20,078,868       $ 23,679,411
   Long-term Capital gains          $        --        $        --

   F. EXPENSE REDUCTION:
   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2008, there were no credit balances used to reduce custodian fees.

3. INVESTMENT SERVICES CONTRACT

   A. SERVICES:
   Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

   B. FEE:
   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.3125% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:
   MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note, is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2008, the Trust incurred total interest expense on the Note of $1,584,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:
   The Trust's $25,000,000 revolving credit agreement (the "Revolver") with The Royal Bank of Scotland PLC matured on May 31, 2008.

   For the year ended December 31, 2008, the Trust incurred total expense on the Revolver of $15,574. The expense was incurred on the undrawn portion of the Revolver from January 1, 2008 to the maturity date on May 31, 2008.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR ENDED                                       COST OF INVESTMENTS
   12/31/2008                                                          ACQUIRED
   -----------------------------------------------------------------------------
   Corporate restricted securities                                 $ 60,772,970
   Corporate public securities                                       32,935,413
   -----------------------------------------------------------------------------
                                                                  PROCEEDS FROM
                                                            SALES OR MATURITIES
   -----------------------------------------------------------------------------
   Corporate restricted securities                                 $ 45,929,176
   Corporate public securities                                       34,400,750
   -----------------------------------------------------------------------------

     The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2008. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2008 is $43,203,788 and consists of $15,321,967 appreciation and $58,525,755 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                      AMOUNT        PER SHARE
   -----------------------------------------------------------------------------
   MARCH 31, 2008
   -----------------------------------------------------------------------------
   Investment income                               $ 6,551,682
   Net investment income                             5,208,711       $ 0.56
   Net realized and unrealized
    loss on investments (net of taxes)              (7,409,784)       (0.80)
   -----------------------------------------------------------------------------
   JUNE 30, 2008
   -----------------------------------------------------------------------------
   Investment income                               $ 5,878,119
   Net investment income                             4,557,413       $ 0.49
   Net realized and unrealized
    loss on investments (net of taxes)              (3,210,632)       (0.35)
   -----------------------------------------------------------------------------
   SEPTEMBER 30, 2008
   -----------------------------------------------------------------------------
   Investment income                               $ 7,783,534
   Net investment income                             6,492,880       $ 0.70
   Net realized and unrealized
    loss on investments (net of taxes)             (11,520,796)       (1.24)
   -----------------------------------------------------------------------------
   DECEMBER 31, 2008
   -----------------------------------------------------------------------------
   Investment income                               $ 6,410,118
   Net investment income                             5,213,290       $ 0.56
   Net realized and unrealized
    loss on investments (net of taxes)             (24,458,577)       (2.63)
   -----------------------------------------------------------------------------


--------------------------------------------------------------------------------
40                     MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

   For the year ended December 31, 2008, the Trust paid its Trustees aggregate remuneration of $200,250. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2008, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

   Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the year ended December 31, 2008, other than amounts payable to Babson Capital pursuant to the Contract. For the year ended December 31, 2008, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

   Preparation of Certain of the Trust's
     Shareholder communications                       $ 1,376

8. CERTIFICATIONS (UNAUDITED)

   As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

9. SUBSEQUENT EVENTS

   On January 23, 2009, the Trust announced that Roger W. Crandall stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and Chief Operating Officer of MassMutual. Clifford M. Noreen was appointed as a Trustee and elected to succeed Mr. Crandall as Chairman of the Board of Trustees. He previously held the role of President of the Trust. Mr. Noreen is currently the President of Babson Capital. Filling the vacancy left by Mr. Noreen, Michael L. Klofas will become President of the Trust. He was formerly a Vice President of the Trust. Mr. Klofas is currently a Managing Director and co-head of Babson Capital's Mezzanine and Private Equity Group.

--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Corporate Investors (the Trust), including the consolidated schedule of investments, as of December 31, 2008, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by counting securities at the custodian and by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2008, and the results of its operations, its cash flows, its changes in net assets, and the financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
February 11, 2009


--------------------------------------------------------------------------------
42                     MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL*(44)        Trustee    3 years/             President, Chief Operating    2      Trustee, Chairman (since 2005),
Massachusetts Mutual Life   (since 2005) 2 years/             Officer and member of Board          President (2003- 2005), and
Insurance Company                        10 months            (since November 2008); and           Vice President (2002-2003), of
1295 State Street                                             Executive Vice President and         the Trust; Director (since
Springfield, MA 01111         Chairman   1 year/              Chief Investment Officer             2004), Babson Capital Europe
                            (since 2005) 7 months             (since 2005) and Co-Chief            Limited (an institutional
                                                              Operating Officer (since             debt-fund manager); Director
                                                              2007) of MassMutual; and             (since 2004), Babson Capital
                                                              Chairman (since 2005),               Guernsey Limited (an investment
                                                              President (2006-2007) and            management company);
                                                              Chief Executive Officer              Non-Executive Director (since
                                                              (since 2006), Vice Chairman          2005), Baring Asset Management
                                                              (2005), Member of the Board          Limited (an investment manager/
                                                              of Managers (since 2004),            adviser); Chairman (since
                                                              Member of the Board of               2005), Cornerstone Real Estate
                                                              Directors (2003-2004), and           Advisers LLC (an investment
                                                              Managing Director of Babson          adviser); Director (since
                                                              Capital (2000-2005).                 2003), MassMutual Corporate
                                                                                                   Value Partners Limited
                                                                                                   (investment company); Director
                                                                                                   (since 2003), MassMutual
                                                                                                   Corporate Value Limited
                                                                                                   (investment company); Director
                                                                                                   (since 2005), MassMutual
                                                                                                   Holdings (Bermuda) Ltd.
                                                                                                   (holding company); Director
                                                                                                   (since 2004), MML Assurance,
                                                                                                   Inc. (a New York insurance
                                                                                                   company); Director (since
                                                                                                   2005), Oppenheimer Acquisition
                                                                                                   Corp. (holding company);
                                                                                                   Director (since 2004),
                                                                                                   Jefferies Finance LLC (a
                                                                                                   finance company); Director
                                                                                                   (since 2004), Great Lakes LLC
                                                                                                   (investment company); Director
                                                                                                   (since 1999), SAAR Holdings CDO
                                                                                                   Ltd. (investment company);
                                                                                                   Chairman, Director, and Chief
                                                                                                   Executive Officer (since 2006),
                                                                                                   MassMutual Capital Partners LLC
                                                                                                   (investment company); Director
                                                                                                   (since 2006), Invicta Advisers
                                                                                                   LLC (derivative trading
                                                                                                   company); Director (since
                                                                                                   2006), Invicta Capital LLC
                                                                                                   (derivative trading company);
                                                                                                   Director (since 2006), Invicta
                                                                                                   Credit LLC (derivative trading
                                                                                                   company); Director (since
                                                                                                   2006), Invicta Holdings LLC
                                                                                                   (derivative trading company);
                                                                                                   Director (since 2006),
                                                                                                   MassMutual International LLC
                                                                                                   (holding company); Trustee
                                                                                                   (since 2003), President
                                                                                                   (2003-2005), and Chairman
                                                                                                   (since 2005), MMCI Subsidiary
                                                                                                   Trust and MMPI Subsidiary
                                                                                                   Trust; and Trustee (since
                                                                                                   2005), Chairman (since 2005),
                                                                                                   President (2003-2005), and Vice
                                                                                                   President (2002-2003), of
                                                                                                   MassMutual Participation
                                                                                                   Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).

* Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of
  1940, as amended) because of his position as an Officer of the Trust; and Chairman, Chief Executive Officer, and Member of the
  Board of Managers of Babson Capital.

--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         43

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL*(64)          Trustee    3 years/            President (2001-2003) of      57      President (1999-2003) and
                            (since 2003) 1 year/             Babson Capital.                       Trustee (since 2003), of the
MassMutual                               10 months                                                 Trust; Director (since 2006),
Corporate Investors                                                                                Jefferies Group, Inc.
1500 Main Street                                                                                   (financial services); Director
Suite 600, P.O. Box 15189                                                                          (since 2003), Alabama Aircraft
Springfield, MA 01115-5189                                                                         Industries, Inc. (aircraft
                                                                                                   maintenance and overhaul);
                                                                                                   Director (since 2007), Scottish
                                                                                                   Re Group Ltd. (global life
                                                                                                   reinsurance specialist);
                                                                                                   Trustee (since 2003),
                                                                                                   MassMutual Select Funds,
                                                                                                   formerly MassMutual
                                                                                                   Institutional Funds, (an
                                                                                                   open-end investment company
                                                                                                   advised by MassMutual); Trustee
                                                                                                   (since 2003), MML Series
                                                                                                   Investment Fund (an open-end
                                                                                                   investment company advised by
                                                                                                   MassMutual); Trustee
                                                                                                   (1998-2003), Senior Vice
                                                                                                   President (1998-2001) and
                                                                                                   President (2001-2003), MMCI
                                                                                                   Subsidiary Trust and MMPI
                                                                                                   Subsidiary Trust; and President
                                                                                                   (1999-2003), Trustee (since
                                                                                                   2003), MassMutual Participation
                                                                                                   Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).


* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
  "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

--------------------------------------------------------------------------------
44                     MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT(69)        Trustee     2 years/           President (since 2002),        2      Trustee (since 2006),
                            (since 2006)  1 year/            Barrett-Gardner Associates,           MassMutual Participation
MassMutual                                10 months          Inc. (private merchant bank);         Investors (a closed-end
Corporate Investors                                          and Senior Vice President             investment company advised by
1500 Main Street                                             (1976-2002), Janney Montgomery        Babson Capital).
Suite 600, P.O. Box 15189                                    Scott LLC (investments).
Springfield, MA 01115-5189


DONALD E. BENSON(78)          Trustee     3 years/           Executive Vice President       2      Director (1997-2008), MAIR
                            (since 1986)  1 year/            and Director (since 1992),            Holdings, Inc. (commuter
MassMutual                                10 months          Marquette Financial                   airline holding company);
Corporate Investors                                          Companies (financial services);       Director (since 1997), First
1500 Main Street                                             Partner (since 1996), Benson          California Financial Group, Inc.
Suite 600, P.O. Box 15189                                    Family Limited Partnership            (bank holding company); and
Springfield, MA 01115-5189                                   No. 1 and Benson Family               Trustee (since 1988), MassMutual
                                                             Limited Partnership No. 2             Participation Investors
                                                             (investment partnerships); and        (closed-end investment company
                                                             Partner (1987-2004), Benson,          advised by Babson Capital).
                                                             Pinckney, Oates Partnership
                                                             (building partnership).






--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         45

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN(52)          Trustee     3 years/           Private Investor; and Managing  2     Trustee (since 2005),
                            (since 2005)  10 months          Director (1994-2005), Morgan          MassMutual Participation
MassMutual                                                   Stanley.                              Investors (a closed-end
Corporate Investors                                                                                investment company advised by
1500 Main Street                                                                                   Babson Capital); Independent
Suite 600, P.O. Box 15189                                                                          Director (since 2006), Invicta
Springfield, MA 01115-5189                                                                         Holdings LLC and its subsidiaries
                                                                                                   (a derivative trading company
                                                                                                   owned indirectly by MassMutual).


DONALD GLICKMAN(75)           Trustee     3 years/           Chairman (since 1992), Donald   2     Director (since 1984), Monro
                            (since 1992)  1 year/            Glickman and Company,                 Muffler and Brake, Inc.
MassMutual                                10 months          Inc. (private investments);           (automobile repair service);
Corporate Investors                                          and Partner (since 1992),             Lead Director (since 1998), MSC
1500 Main Street                                             J.F. Lehman & Co. (private            Software Corp. (simulation
Suite 600, P.O. Box 15189                                    investments).                         software); and Trustee (since
Springfield, MA 01115-5189                                                                         1992), MassMutual Participation
                                                                                                   Investors (closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).


--------------------------------------------------------------------------------
46                     MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART(73)            Trustee    3 years/            Private Investor; and          2      Director (since 2004), Texas
                            (since 1991) 2 years/            President and Director                Roadhouse, Inc. (operates
MassMutual                               10 months           (since 1983), H Investment            restaurant chain); Director
Corporate Investors                                          Company LLC(family                    (since 1999), ValueClick Inc.
1500 Main Street                                             partnership).                         (internet advertising company);
Suite 600, P.O. Box 15189                                                                          Director (since 2002),
Springfield, MA 01115-5189                                                                         Spectranetics Corp. (medical
                                                                                                   device company); and Trustee
                                                                                                   (since 1991), MassMutual
                                                                                                   Participation Investors
                                                                                                   (closed-end investment company
                                                                                                   advised by Babson Capital).


CORINE T. NORGAARD(71)        Trustee    3 years/            President, (2004-2005),       34      Trustee (since 2005), MML
                            (since 1998) 10 months           Thompson Enterprises Real             Series Investment Fund II (an
MassMutual                                                   Estate Investment; and Dean           open-end investment company
Corporate Investors                                          (1996-2004), Barney School            advised by MassMutual); Trustee
1500 Main Street                                             of Business, University of            (since 2004), MassMutual
Suite 600, P.O. Box 15189                                    Hartford.                             Premier Funds, formerly The DLB
Springfield, MA 01115-5189                                                                         Fund Group (an open-end
                                                                                                   investment company advised by
                                                                                                   MassMutual); Trustee (since
                                                                                                   1993), ING Series Fund
                                                                                                   (investment company); Director
                                                                                                   (since 1992), ING Variable
                                                                                                   Series Fund; and Trustee (since
                                                                                                   1998), MassMutual Participation
                                                                                                   Investors (a closed-end
                                                                                                   investment company advised by
                                                                                                   Babson Capital).


MALEYNE M. SYRACUSE(52)       Trustee    3 years/            Managing Director (2000-      2       Trustee (since 2007),
                            (since 2007) 10 months           2007), JP Morgan Securities,          MassMutual Participation
MassMutual                                                   Inc. (investments and                 Investors (a closed-end
Corporate Investors                                          banking).                             investment company advised by
1500 Main Street                                                                                   Babson Capital).
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189



--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         47

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN(51)        President      1 year/            President (since 2005), Vice President (1993-2005) of the Trust;
                                             7 months           Vice Chairman (since 2007), Member of the Board of Managers (since
MassMutual                                                      2006), and Managing Director (since 2000) of Babson Capital;
Corporate Investors                                             Trustee (since 2005), and President (since 2005) MMCI Subsidiary
1500 Main Street                                                Trust and MMPI Subsidiary Trust; and President (since 2005), Vice
Suite 600, P.O. Box 15189                                       President (1993-2005), MassMutual Participation Investors.
Springfield, MA 01115-5189


PATRICIA J. WALSH+(43)        Vice           9 months/          Vice President, Secretary, and Chief Legal Officer (since 2008) of
                              President,     4 months           the Trust; Vice President and Associate General Counsel (since
MassMutual                    Secretary, and                    2005) of MassMutual; General Counsel and Secretary (since 2008) of
Corporate Investors           Chief Legal                       Babson Capital; Secretary (since 2009), MMCI Subsidiary Trust and
1500 Main Street              Officer                           MMPI Subsidiary Trust; and Vice President, Secretary, and Chief
Suite 600, P.O. Box 15189                                       Legal Officer (since 2008), MassMutual Participation Investors.
Springfield, MA 01115-5189


JAMES M. ROY(46)              Vice           1 year/            Vice President and Chief Financial Officer (since 2005), Treasurer
                              President      7 months           (2003-2005), and Associate Treasurer (1999-2003) of the Trust;
MassMutual                    and Chief                         Managing Director (since 2005), and Director (2000-2005) of Babson
Corporate Investors           Financial                         Capital; Trustee (since 2005), Treasurer (since 2005), and
1500 Main Street              Officer                           Controller (2003-2005), MMCI Subsidiary Trust and MMPI Subsidiary
Suite 600, P.O. Box 15189                                       Trust; and Vice President and Chief Financial Officer (since 2005),
Springfield, MA 01115-5189                                      Treasurer (2003-2005) and Associate Treasurer (1999-2003),
                                                                MassMutual Participation Investors.

JOHN T. DAVITT, JR.(41)       Comptroller    1 year/            Comptroller (since 2001) of the Trust; Director (since 2000) of
                                             7 months           Babson Capital; Controller (since 2005), MMCI Subsidiary Trust and
MassMutual                                                      MMPI Subsidiary Trust; and Comptroller (since 2001), MassMutual
Corporate Investors                                             Participation Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189


MELISSA M. LAGRANT(35)        Chief          1 year/            Chief Compliance Officer (since 2006) of the Trust; Managing
                              Compliance     7 months           Director (since 2005) of Babson Capital; Vice President and Senior
MassMutual                    Officer                           Compliance Trading Manager (2003-2005), Loomis, Sayles & Company,
Corporate Investors                                             L.P.; Assistant Vice President-Business Risk Management Group
1500 Main Street                                                (2002-2003), and Assistant Vice President-Investment Compliance
Suite 600, P.O. Box 15189                                       (2001-2002), Zurich Scudder Investments/Deutsche Asset Management;
Springfield, MA 01115-5189                                      and Chief Compliance Officer (since 2006), MassMutual Participation
                                                                Investors.



DANIEL J. FLORENCE*(36)       Treasurer      1 year/            Treasurer (since 2008), Associate Treasurer (2006-2008) of the
                                             7 months           Trust; Associate Director (since 2008), Analyst (2000-2008) of
MassMutual                                                      Babson Capital; and Treasurer (since 2008), Associate Treasurer
Corporate Investors                                             (2006-2008), MassMutual Participation Investors.
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189



+ Ms. Walsh was elected as Vice President, Secretary, and Chief Legal Officer of the Trust on October 17, 2008.
* Mr. Florence was elected as Treasurer of the Trust on July 22, 2008.

--------------------------------------------------------------------------------
48                     MassMutual Corporate Investors

MEMBERS OF THE BOARD OF                 DIVIDEND REINVESTMENT AND SHARE PURCHASE
TRUSTEES                                PLAN
LEFT TO RIGHT:
                                        MassMutual Corporate Investors (the
Donald Glickman                         "Trust") offers a Dividend Reinvestment
Chairman,                               and Share Purchase Plan (the "Plan").
Donald Glickman & Company, Inc.         The Plan provides a simple way for
                                        shareholders to add to their holdings in
Robert E. Joyal                         the Trust through the receipt of
Retired President,                      dividend shares issued by the Trust or
Babson Capital Management LLC           through the investment of cash dividends
                                        in Trust shares purchased in the open
William J. Barrett                      market. A shareholder may join the Plan
President,                              by filling out and mailing an
Barrett-Gardner Associates, Inc.        authorization card to Shareholder
                                        Financial Services, Inc., the Transfer
Michael H. Brown*                       Agent.
Private Investor
                                        Participating shareholders will continue
Donald E. Benson*                       to participate until they notify the
Executive Vice President                Transfer Agent, in writing, of their
and Director,                           desire to terminate participation.
Marquette Financial Companies           Unless a shareholder elects to
                                        participate in the Plan, he or she will,
Dr. Corine T. Norgaard*                 in effect, have elected to receive
President,                              dividends and distributions in cash.
Thompson Enterprises                    Participating shareholders may also make
Real Estate Investment                  additional contributions to the Plan
                                        from their own funds. Such contributions
Roger W. Crandall                       may be made by personal check or other
President and Chief                     means in an amount not less than $10 nor
Operating Officer                       more than $5,000 per quarter. Cash
Massachusetts Mutual Life               contributions must be received by the
Insurance Company                       Transfer Agent at least five days (but
                                        no more then 30 days) before the payment
Martin T. Hart                          date of a dividend or distributions.
Private Investor
                                        Whenever the Trust declares a dividend
Maleyne M. Syracuse                     payable in cash or shares, the Transfer
Private Investor                        Agent, acting on behalf of each
                                        participating shareholder, will take the
*Member of the Audit Committee          dividend in shares only if the net asset
                                        value is lower than the market price
                                        plus an estimated brokerage commission
OFFICERS                                as of the close of business on the
                                        valuation day. The valuation day is the
Roger W. Crandall                       last day preceding the day of dividend
Chairman                                payment.

Clifford M. Noreen                      When the dividend is to be taken in
President                               shares, the number of shares to be
                                        received is determined by dividing the
James M. Roy                            cash dividend by the net asset value as
Vice President & Chief                  of the close of business on the
Financial Officer                       valuation date or, if greater than net
                                        asset value, 95% of the closing share
Patricia J. Walsh                       price. If the net asset value of the
Vice President, Secretary               shares is higher than the market value
& Chief Legal Officer                   plus an estimated commission, the
                                        Transfer Agent, consistent with
Jill A. Fields                          obtaining the best price and execution,
Vice President                          will buy shares on the open market at
                                        current prices promptly after the
Michael P. Hermsen                      dividend payment date.
Vice President
                                        The reinvestment of dividends does not,
Mary Wilson Kibbe                       in anyway, relieve participating
Vice President                          shareholders of any federal, state or
                                        local tax. For federal income tax
Michael L. Klofas                       purposes, the amount reportable in
Vice President                          respect of a dividend received in
                                        newly-issued shares of the Trust will be
Richard E. Spencer, II                  the fair market value of the shares
Vice President                          received, which will be reportable as
                                        ordinary income and/or capital gains.
Daniel J. Florence
Treasurer                               As compensation for its services, the
                                        Transfer Agent receives a fee of 5% of
John T. Davitt, Jr.                     any dividend and cash contribution (in
Comptroller                             no event in excess of $2.50 per
                                        distribution per shareholder.)
Melissa M. LaGrant
Chief Compliance Officer                Any questions regarding the Plan should
                                        be addressed to Shareholder Financial
                                        Services, Inc., Agent for MassMutual
                                        Corporate Investors' Dividend
                                        Reinvestment and Share Purchase Plan,
                                        P.O. Box 173673, Denver, CO 80217-3673.

--------------------------------------------------------------------------------
                       MassMutual Corporate Investors                         49

                      [LOGO] MassMutual Corporate Investors
















                                                                          CI3848

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP              KPMG LLP
                                  Year Ended             Year Ended
                                  December 31,          December 31,
                                     2008                   2007
                                  ----------             ----------
         Audit Fees               $   51,600             $   47,500
         Audit-Related Fees            6,125                  5,700
         Tax Fees                     39,950                 31,000
         All Other Fees                    0                      0
                                  ----------             ----------
         Total Fees               $   97,675             $   84,200
                                  ==========             ==========

         NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                  KPMG LLP                KPMG LLP
                                 Year Ended              Year Ended
                                December 31,            December 31,
                                    2008                    2007
                                 ----------              ----------
         Audit-Related Fees      $  921,019              $1,102,280
         Tax Fees                         0                       0
         All Other Fees                   0                  75,000
                                 ----------              ----------
         Total Fees              $  921,019              $1,177,280
                                 ==========              ==========

         The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, agreed upon procedures reports. Preparation of Federal, state and local income tax returns and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2008, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

         The 2007 fees billed represent final 2007 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2008 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2008 Annual Form N-CSR, but are now properly included in the 2007 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. in a manner it believes is most likely to enhance the economic valve of the underlying securities and client accounts). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has established a Proxy Committee that is responsible for the implementation and governance of the Policy and designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee determines that it is in the clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless
         (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict pertinent to him or herself or a Babson Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer, director, or a Board of Managers Member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any client proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's Chief Compliance Officer or General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mci.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 25 years of industry experience, Mr. Noreen is President, a Managing Director and a Member of the Board of Managers of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees public equities and corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, and structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Participation Investors, another closed-end registered investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments Team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return structured credit leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $110.2 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $26.5 million          1           $26.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       2       $222.8 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $30.3 million          1           $30.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  5C      $407.2 billion         0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $110.2 million         N/A         N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $1.0 billion           5           $1.0 billion
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    N/A         N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $110.2 million         N/A         N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles(D)                     5       $1 billion             5           $1 billion
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    N/A         N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $110.2 million         N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $1 billion             5           $1 billion
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2008.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) Ms. Fields manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company; however these assets are not represented in the table above.

     (D) The listed account and managed assets represent a portion of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Participation Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2008, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM:                     EQUITY SECURITIES OF THE REGISTRANT
         ---------------                     -----------------------------------
         Clifford M. Noreen                  Over $100,001
         Jill A. Fields                      $50,001-$100,000
         Michael P. Hermsen                  Over $100,001
         Michael L. Klofas                   Over $100,001
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 6, 2009
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 6, 2009
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 6, 2009
                ------------------------------